                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  July 19, 1999
                                 ---------------
                                 Date of Report
                        (Date of Earliest Event Reported)


                             TAVA TECHNOLOGIES, INC.
                             -----------------------
             (Exact name of Registrant as specified in its charter)


           Colorado                       0-19167                 84-1042227
--------------------------------        -------------          -----------------
(State or other jurisdiction of         (Commission            (I.R.S. Employer
 incorporation or organization)           File No.)               I. D. Number)


   7887 E. Belleview Avenue, Suite 820
             Englewood, Colorado                                     80111
----------------------------------------                         ---------------
(Address of principal executive offices)                            (zip code)

                 (303)  771-9794
    --------------------------------------------
(Registrant's telephone number, including area code)



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Item 5.  Other Events.

         On July 19, 1999 the Company announced material business developments. The Company's Press Release dated July 19, 1999, which is filed as Exhibit 20.1 hereto, is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c) Exhibits. The following exhibit is filed with this Report:

                  20.1     Press Release dated July 19, 1999



                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        TAVA Technologies, Inc.



Date: July 19, 1999                     By: /s/ John Jenkins
                                           ------------------------------------
                                            John  Jenkins,  President and CEO